UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 31, 2025
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0001628112
COMM 2015-LC19 Mortgage Trust
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0001013454
Deutsche Mortgage & Asset Receiving Corporation
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0001541294
German American Capital Corporation
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001541468
Ladder Capital Finance LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001558761
Cantor Commercial Real Estate Lending, L.P.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001089877
KeyBank National Association
(Exact name of sponsor as specified in its charter)

New York	333-193376-15	38-3955412 38-3955413 38-7135306
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Computershare Trust Company, N.A., as agent for
Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, MD 21045
(Address of principal executive offices of the issuing entity) (Zip Code)

(212) 250-2500
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01 Other Events.

Pursuant to a Current Report on Form 8-K, filed by the registrant on February 18, 2025 (SEC Accession No. 0001888524-25-001786) (the “Prior 8-K Report”), pursuant to Section 3.22(b) of the pooling and servicing agreement, dated as of February 1, 2015 (the “Pooling and Servicing Agreement”), among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association (“Midland”), as master servicer and special servicer, Computershare Trust Company, National Association, acting as an agent for Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor, relating to the issuing entity known as COMM 2015-LC19 Mortgage Trust (the “Issuing Entity”), effective as of February 18, 2025, Midland was removed as special servicer and Torchlight Loan Services, LLC (“Torchlight”), a Delaware limited liability company, was appointed as the successor special servicer (except with respect to any Non-Serviced Mortgage Loan and the 56-15 Northern Boulevard Mortgage Loan).

As stated in the Prior 8-K Report, the appointment of Torchlight as successor special servicer with respect to the 56-15 Northern Boulevard Mortgage Loan was to become effective upon the earlier to occur of (i) the date on which the receiver appointed for the 56-15 Northern Boulevard Mortgage Loan sells the underlying collateral and remits the net sales proceeds to the Issuing Entity and (ii) July 31, 2025.

This Current Report on Form 8-K is being filed to record that, effective as of July 31, 2025, Torchlight became special servicer with respect to the 56-15 Northern Boulevard Mortgage Loan.  Torchlight will be responsible for the servicing and administration of the 56-15 Northern Boulevard Mortgage Loan pursuant to the Pooling and Servicing Agreement, a copy of which was filed as Exhibit 4.1 to the Current Report on Form 8-K/A filed by the Issuing Entity with the Securities and Exchange Commission on April 1, 2025.   The executive office and principal special servicing offices of Torchlight are located at 90 Park Avenue, 20th Floor, New York, New York 10016.

Capitalized terms used, but not defined, in this Current Report on Form 8‑K have the meanings set forth in the Pooling and Servicing Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deutsche Mortgage & Asset Receiving Corporation
(Depositor)

/s/ Matt Smith
Matt Smith, Director

Date:  September ___, 2025

/s/ R. Chris Jones
R. Chris Jones, Managing Director

Date:  September ___, 2025